UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2013

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2013, the Company’s Board of Directors unanimously elected John Gandolfo to fill the vacancy created by Guy Cook’s resignation from the Board. Mr. Gandolfo will serve as a Class I Director. Mr. Gandolfo currently serves as the Company’s Interim Co-Chief Executive Officer and Chief Financial Officer. Biographical information about Mr. Gandolfo and information required by Item 404(a) of Regulation S-K may be found in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 14, 2013.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2013, the Company’s Board of Directors unanimously approved and adopted amendments to the Company’s Amended and Restated Bylaws. The amendments provide, among other things, that a plurality of the votes cast shall be sufficient to elect the members of the Board of the Company; an advance notice bylaw provision to regulate stockholder proposals of business and nominations for the election of directors by requiring stockholders proposing such business or nominations to provide the Company with advance notice thereof as well as information regarding the proposed business and/or the nominee and provide a time period of not later than the ninetieth day nor earlier than the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting during which such notice must be provided to the Company to create a predictable window for submission of such notices; that special meetings of stockholders may only be called by the Board, the Chairman of the Board or the Chief Executive Officer of the Company; that the presence in person or by proxy of the holders of one-third of the outstanding shares of stock entitled to vote at a meeting of stockholders shall constitute a quorum at such meeting; procedures to regulate stockholder action by written consent by requiring stockholders seeking to act by written consent to request that the Board set a record date for such action and authorizing the Company to engage independent inspectors of election to perform a ministerial review of the validity of the consents; and that any newly created directorship or vacancy occurring in the Board may only be filled by a majority of the remaining members of the Board. The amendments to the Amended and Restated Bylaws include other changes intended to clarify and conform various provisions of the Amended and Restated Bylaws to the General Corporation Law of the State of Delaware.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.

A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

3.2	Amended and Restated Bylaws of Bacterin International Holdings, Inc., as amended and restated effective July 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2013	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: CFO and Interim Co-CEO

EXHIBIT INDEX

3.2	Amended and Restated Bylaws of Bacterin International Holdings, Inc., as amended and restated effective July 10, 2013.